                    OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
                      Supplement dated June 7, 2001 to the
                        Prospectus dated January 25, 2001

The prospectus is changed as follows:

1.       The supplement dated February 15, 2001 is replaced by this supplement.

     2. The third  sentence in the paragraph  titled  "Illiquid  and  Restricted
Securities"  within the section "Other Investment  Strategies" on page eleven is replaced with the following:

     The Fund will not  invest  more than 15% of its net assets in  illiquid  or restricted securities.

     3.  The  following  paragraph  is  added to the end of the "How the Fund is
Managed" section on page thirteen:

     The Board of  Trustees  of the Fund has  approved  various  changes  to the
Fund's fundamental  investment policies.  Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed. On or about July 17, 2001, shareholders of the Fund on June 19, 2001, the record date, will be mailed proxy materials  explaining the reasons for the proposed changes.
In addition,  on or about July 17, 2001, a copy of the proxy  statement  will be
available  for  information   purposes  on  the   OppenheimerFunds   website  at
www.oppenheimerfunds.com.   After   that  date,   shareholders   also  may  call
1.800.525.7048 to request a copy of the proxy statement. If the proposed changes are approved by shareholders,  the Fund's  prospectus will be revised to reflect the approved changes.

June 7, 2001                                                         PSO860.016